	DIVIDEND AND INCOME FUND
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2020
	(Unaudited)

Shares		Value
	Common Stocks (112.71%)
	Automotive Dealers and Gasoline Service Stations (2.74%)
4,200	AutoZone, Inc. (a)	$ 3,553,200

	Automotive Repair, Services, and Parking (2.24%)
10,000	AMERCO	2,905,500

	Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (4.92%)
15,000	The Home Depot, Inc.	2,800,650
42,500	Tractor Supply Company	3,593,375
		6,394,025

	Business Services (8.31%)
6,100	Accenture plc	995,886
727	Alphabet Inc. Class A (a)	844,738
40,522	BG Staffing, Inc.	303,104
85,000	eBay Inc.	2,555,100
50,000	Kforce Inc.	1,278,500
65,000	Robert Half International Inc.	2,453,750
23,000	United Rentals, Inc. (a)	2,366,700
		10,797,778

	Chemical and Allied Products (10.70%)
16,000	Amgen Inc.	3,243,680
22,500	Celanese Corporation	1,651,275
35,000	LyondellBasell Industries N.V. Class A	1,737,050
80,000	Pfizer Inc.	2,611,200
80,000	Roche Holding Ltd. ADR	3,245,600
37,000	Westlake Chemical Corporation	1,412,290
		13,901,095

	Coal Mining (1.35%)
165,000	Warrior Met Coal, Inc.	1,752,300

	Communications (3.86%)
65,000	AMC Networks Inc. Class A (a)	1,580,150
100,000	Comcast Corporation	3,438,000
		5,018,150

	Depository Institutions (4.47%)
40,000	Citigroup Inc.	1,684,800
62,500	Citizens Financial Group, Inc.	1,175,625
20,500	Signature Bank Corp.	1,647,995
45,000	Wells Fargo & Company	1,291,500
		5,799,920

	Educational Services (2.82%)
48,000	Grand Canyon Education, Inc. (a)	3,661,680

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (10.35%)
15,457	Acuity Brands, Inc.	1,324,047
65,000	Intel Corporation	3,517,800
82,500	Methode Electronics, Inc.	2,180,475
45,000	Skyworks Solutions, Inc.	4,022,100
24,000	Texas Instruments Incorporated	2,398,320
		13,442,742

	Food and Kindred Products (1.68%)
35,000	Medifast, Inc.	2,187,500

	General Merchandise Stores (2.40%)
20,600	Dollar General Corporation	3,110,806

	Home Furniture, Furnishings, and Equipment Stores (1.57%)
48,000	Williams-Sonoma, Inc.	2,040,960

	Industrial and Commercial Machinery and Computer Equipment (6.29%)
65,000	Cisco Systems, Inc.	2,555,150
21,000	Cummins Inc.	2,841,720
160,000	HP Inc.	2,777,600
		8,174,470

	Insurance Carriers (6.78%)
6,690	Berkshire Hathaway Inc. Class B (a)	1,223,133
75,000	Essent Group Ltd.	1,975,500
106,000	NMI Holdings, Inc. (a)	1,230,660
78,000	Radian Group Inc.	1,010,100
13,500	UnitedHealth Group Incorporated	3,366,630
		8,806,023

	Metal Mining (2.13%)
150,100	Fresnillo plc	1,241,031
33,500	Rio Tinto plc	1,526,260
		2,767,291

	Motor Freight Transportation and Warehousing (1.49%)
21,000	J.B. Hunt Transport Services, Inc.	1,936,830

	Non-Depository Credit Institutions (3.64%)
11,500	Credit Acceptance Corporation (a)	2,940,435
50,000	Discover Financial Services	1,783,500
		4,723,935

	Oil and Gas Extraction (2.73%)
206,000	Cabot Oil & Gas Corporation	3,541,140

	Paper and Allied Products (1.87%)
28,000	Packaging Corporation of America	2,431,240

	Petroleum Refining and Related Industries (3.11%)
80,000	ConocoPhillips	2,464,000
120,000	Valvoline Inc.	1,570,800
		4,034,800

	Pipelines, Except Natural Gas (0.61%)
27,108	Enbridge Inc.	788,572

	Primary Metal Industries (1.35%)
78,000	Steel Dynamics, Inc.	1,758,120

	Railroad Transportation (1.24%)
28,000	CSX Corporation	1,604,400

	Security and Commodity Brokers, Dealers, Exchanges, and Services (7.62%)
18,000	Ameriprise Financial, Inc.	1,844,640
4,700	BlackRock, Inc.	2,067,859
45,000	SEI Investments Company	2,085,300
39,876	T. Rowe Price Group, Inc.	3,893,891
		9,891,690

	Tobacco Products (2.76%)
40,000	Altria Group, Inc.	1,546,800
28,000	Philip Morris International Inc.	2,042,880
		3,589,680

	Transportation by Air (3.37%)
42,000	Alaska Air Group, Inc.	1,195,740
19,700	Allegiant Travel Company	1,611,460
44,000	Southwest Airlines Co.	1,566,840
		4,374,040

	Transportation Equipment (7.90%)
7,400	Honeywell International Inc.	990,046
7,000	Huntington Ingalls Industries, Inc.	1,275,470
22,500	LCI Industries	1,503,675
8,000	Lockheed Martin Corporation	2,711,600
53,000	Magna International Inc.	1,691,760
32,500	Oshkosh Corporation	2,090,725
		10,263,276

	Wholesale Trade - Durable Goods (0.59%)
53,801	Ituran Location and Control Ltd.	764,512

	Wholesale Trade - Nondurable Goods (1.82%)
26,750	AmerisourceBergen Corporation	2,367,375

	Total common stocks (Cost $174,668,886)	146,383,050

Principal
Amount
	Corporate Bonds and Notes (0.28%)
	Electric Services (0.28%)
330,837	Elwood Energy LLC, 8.159%, 7/5/26 (Cost $334,406)	363,921

Shares
	Reorganization Interests (0.00%)
813,527	Penson Technologies LLC Units (a) (b) (Cost $ 0)	0

	Master Limited Partnerships (0.59%)
	Electric, Gas, and Sanitary Services (0.44%)
40,000	Enterprise Products Partners L.P. Units	572,000

	Mining and Quarrying of Nonmetallic Minerals, Except Fuels (0.15%)
19,175	Ciner Resources LP	198,653

	Total master limited partnerships (Cost $871,471)	770,653

	Preferred Stocks (0.76%)
	Holding and other Investment Offices (0.76%)
15,000	Ashford Hospitality Trust, Inc., 7.50 % Series H	105,450
145,806	CBL & Associates Properties, Inc., 7.375% Series D	96,232
89,242	CBL & Associates Properties, Inc., 6.625% Series E	58,016
15,000	Cedar Realty Trust, Inc., 6.50% Series C	142,500
20,000	Colony Capital, Inc., 7.15% Series I	184,000
20,000	Colony Capital, Inc., 7.125% Series H	184,000
2,812	Hersha Hospitality Trust 6.50% Series E	17,744
35,000	Pennsylvania Real Estate Investment Trust, 6.875% Series D	120,400
16	SL Green Realty Corp., 6.50% Series I	365
9,000	Washington Prime Group Inc., 7.50% Series H	56,700
5,000	Washington Prime Group Inc., 6.875% Series I	26,050

	Total preferred stocks (Cost $5,841,673)	991,457

	Total investments (Cost $181,716,436) (114.34%) (c)	148,509,081
	Liabilities in excess of cash and other assets (-14.34%)	(18,625,490)

	Net assets (100.00%)	$ 129,883,591

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.
(c) The Fund's total investment portfolio value of $148,509,081 has been pledged as collateral for borrowings under the Fund's credit facility. As of March 31, 2020 there was $18,117,200 in outstanding borrowing.

See notes to the schedule of portfolio investments.

Notes to Schedule of Portfolio Investments (Unaudited)
Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Dividend and Income Fund (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.
Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s assets. Refer to the Schedules of Portfolio Investments for detailed information on specific investments.
Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 146,383,050	$ -	$ -	$ 146,383,050
Corporate bonds and notes	-	363,921	-	363,921
Reorganization interests	-	-	0	0
Master limited partnerships	770,653	-	-	770,653
Preferred stocks	991,457	-	-	991,457
Total investments, at value	$ 148,145,160	$ 363,921	$ 0	$ 148,509,081

There were no securities transferred from level 1 on December 31, 2019 to level 2 on March 31, 2020.
There were no transfers into or out of level 3 assets during the period.
The Investment Manager, under the direction of the Fund’s Board of Trustees, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund’s Board of Trustees. As of March 31, 2020, these investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

Cost for Federal Income Tax Purposes
As of March 31, 2020, for federal income tax purposes, subject to change, the aggregate cost of securities was $181,716,436 and net unrealized depreciation was $33,207,355, comprised of gross unrealized appreciation of $9,333,675 and gross unrealized depreciation of $42,541,030. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.
Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of March 31, 2020 were as follows:
	Acquisition Date	Cost	Value
Penson Technologies LLC	3/08/12	$ 0	$ 0
Percent of net assets		0%	0%

Market and Credit Risks
The Fund may invest in below investment grade securities (commonly referred to as “junk” bonds). Below investment grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. The risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.
Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.
Subsequent Events
Subsequent to March 31, 2020, the global economy has continued to be severely impacted by the COVID-19 pandemic. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect the Fund’s performance.